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J.P. Morgan Healthcare Conference

John Scarlett, M.D.
President & CEO, Geron Corporation

January 12–15, 2015

forward-looking statements

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Except for the historical information contained herein, this presentation contains forward-looking statements made pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that statements in this presentation regarding: (i) Geron's potential receipt of development, regulatory and sales milestones, as well as royalties on potential future sales of imetelstat commercialized under the Collaboration Agreement; (ii) planned and potential clinical trials of imetelstat to be conducted under the Collaboration Agreement, including the Initial Phase 2 MF Study and the Initial Phase 2 MDS Study, and other potential activities under the Collaboration Agreement; (iii) the safety and efficacy of imetelstat; (iv) Geron's desire to diversify its product portfolio; (v) financial projections and expectations; (vi) intellectual property protection; (vii) that the collaboration will not require Geron to seek additional financing; and (viii) other statements that are not historical facts, constitute forward-looking statements. These statements involve risks and uncertainties that can cause actual results to differ materially from those in such forward-looking statements. These risks and uncertainties, include, without limitation, risks and uncertainties related to: (i) the uncertain, time-consuming and expensive product development and regulatory process, including whether the parties will succeed in overcoming all of the clinical safety and efficacy, technical, scientific, manufacturing and regulatory challenges in the development and commercialization of imetelstat; (ii) the fact that Geron may not receive any milestone, royalty or other payments from Janssen; (iii) Janssen's ability to terminate the Collaboration Agreement for any reason; (iv) the ability of Geron and Janssen to protect and maintain intellectual property rights for imetelstat; (v) Geron's dependence on Janssen, including the risks that if Janssen were to breach or terminate the Collaboration Agreement or otherwise fail to successfully develop and commercialize imetelstat and in a timely manner, Geron would not obtain the anticipated financial and other benefits of the Collaboration Agreement and the clinical development or commercialization of imetelstat could be delayed or terminated; (vi) whether imetelstat is safe and efficacious; (vii) whether imetelstat can be applied to any or to multiple hematologic malignancies; (viii) whether Geron will obtain additional products or engage in any strategic transaction; and (ix) other risks described in Geron's Securities and Exchange Commission (SEC) filings, including under the heading "Risk Factors". Additional information and factors that could cause actual results to differ materially from those in the forward-looking statements are contained in Geron's periodic reports filed with the SEC under the heading "Risk Factors," including Exhibit 99.1 of Geron's current report on Form 8-K filed on November 13, 2014. Undue reliance should not be placed on forward-looking statements, which speak only as of the date they are made, and the facts and assumptions underlying the forward-looking statements may change. Except as required by law, Geron disclaims any obligation to update these forward-looking statements to reflect future information, events or circumstances.

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well-positioned for future growth

Imetelstat: a novel and transformative oncology product candidate
- First telomerase inhibitor in clinical development
- Disease-modifying activity suggested by clinical data in ET (ASH 2012) and MF (ASH 2013 and 2014)
- Translational studies demonstrate selective effects on malignant hematopoiesis and megakaryopoiesis in MF (ASH 2014)
- Anti-leukemic stem cell activity in preclinical study provide strong rationale for application in AML (ASH 2014)

Strategic partnership with Janssen for worldwide imetelstat development and commercialization
- Janssen – extensive portfolio of products; deep expertise in hematologic malignancies
- Broad development plan for MF, MDS and AML as primary indications
  - Phase 2 MF study (expected start mid-2015)
  - Phase 2 MDS study (expected start end 2015)
- Joint governance committee oversight

Strong financial position
- ~$170M in cash and investments as of December 31, 2014 (includes receipt of $35M initial payment from Janssen)
- Potential collaboration cash flows: development, regulatory and sales milestones up to $900M; royalty tier % up to low twenties
- Collaboration expected to be self-funding
  - $35M initial payment expected to cover Geron's 50% share of Phase 2 MF and MDS study costs
  - Success-based continuation, milestone and royalty payments expected to cover future cost-sharing obligations

Foundation for future growth
- Imetelstat primed to maximize value creation
- Financial ability to diversify through future acquisitions of new products, programs or companies

ET = essential thrombocythemia; MF = myelofibrosis; MDS = myelodysplastic syndromes; AML = acute myelogenous leukemia; ASH = American Society of Hematology Annual Meeting

telomerase
a novel hematologic malignancy target


chromosome
telomere
normal hematopoietic stem cells (HSCs)
normal hematopoietic progenitor cells (HPCs)
mature blood cells
normal blood counts
cells highly proliferative
cells less proliferative
telomerase activated
telomerase upregulated
telomerase downregulated
immature cells
malignant HSCs
malignant HPCs
abnormal blood counts
telomerase activated
telomerase continually upregulated

Telomerase enzyme

- Reverse transcriptase comprised of an RNA component (hTR) and a reverse transcriptase catalytic protein subunit (hTERT)
- Binds to the 3' strand of DNA and adds TTAGGG nucleotide repeats to offset the loss of telomeric DNA occurring with each replication cycle
- Not active in somatic cells; **transiently upregulated in normal hematopoietic progenitor cells to support controlled proliferation**
- **Highly upregulated in malignant progenitor cells, enabling continued and uncontrolled proliferation**

imetelstat

a telomerase inhibitor

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Telomerase
(hTERT)
RNA template
(hTR)
AUCCCAAUCUGUU
TAGGGTTAGACAA
Lipid tail
TTAGGG
Telomere
Imetelstat

imetelstat binds to RNA template preventing maintenance of telomeres

- **Proprietary:** 13-mer thio-phosphoramidate oligonucleotide complementary to hTR, with covalently-bound lipid tail to increase cell permeability/tissue distribution
- **Long half-life** in bone marrow, spleen, liver (estimated human t½ = 41 hr with doses 7.5 – 11.7 mg/kg)
- **Potent competitive inhibitor of telomerase:** IC50 = 0.5 – 10 nM (cell-free)
- **Target:** malignant progenitor cell proliferation

hematologic malignancies
arise from malignant progenitor cell clones in the bone marrow



platelets
(abnormal)
red blood cells
(abnormal)
collagen and
reticulin fibers
(fibrosis)
malignant
progenitor
malignant
clone

essential thrombocythemia (ET)

polycythemia vera (PV)

myelofibrosis (MF)[1]

- ~3,000 cases diagnosed per year in the US
- ~13,000 people in the US living with MF
- Drug therapies include: ruxolitinib, hydroxyurea
- Median survival: ~1 – 3 years for intermediate-2 or high-risk disease (60 – 70%)

myelodysplastic syndromes (MDS)[2]

- ~12,000 cases diagnosed per year in the US
- Up to ~60,000 people in the US living with MDS
- Drug therapies include: hypomethylating agents, IMiDs, ATG, cyclosporine
- Median survival: ~1 – 3 years for intermediate or high risk disease

acute myelogenous leukemia (AML)[3]

- ~13,000 cases diagnosed per year in the US
- ~37,000 people in the US living with or in remission from AML
- Drug therapies include: cytotoxic agents
- Poor prognosis following relapse from initial remission
- ~25% of patients diagnosed are alive after 5 years

[1] Mehta et al, Leuk Lymphoma 2013, Jul (epub); Gangat et al, J Clin Oncol 2011, 29:392-397
[2] Sekeres, J Natl Compr Canc Netw 2011; 9:57-63 Malcovati et al, J Clin Oncol 2007; 25:3503-3510
[3] NCI SEER database: www.seer.cancer.gov

myelofibrosis (MF) disease process



malignant hematopoietic progenitor cells
malignant clone
telomerase
malignant megakaryocytes and other blood cells
cytokines
collagen and reticulin fibers (fibrosis)
abnormal blood counts

- Malignant hematopoietic progenitor cells express telomerase and give rise to malignant megakaryocytes and other malignant blood cells
- Proliferation of malignant megakaryocytes leads to bone marrow hypercellularity and fibrosis which further impairs normal hematopoiesis



normal
bone marrow
H&E stain
Reticulin stain
H&E stain - Hypercellularity
Reticulin stain - Fibrosis
malignant megakaryocytes
myelofibrosis
bone marrow

Images presented at ASH 2013 as Patient 3-CR. Left side: 3 months post-imetelstat treatment; Right side: baseline

in vitro translational study: imetelstat selectively inhibits malignant megakaryopoiesis

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Peripheral Blood Mononuclear Cells (PBMCs) from myelofibrosis patients
+/- imetelstat
Peripheral Blood Mononuclear Cells (PBMCs) from normal patients

Effect of imetelstat on megakaryopoiesis in *in vitro* cultures

Study Results

- Selective inhibition of the proliferation of malignant megakaryocytic progenitor cells in cultures derived from myelofibrosis PBMCs
- Reduction in number of malignant megakaryocytes in cultures derived from myelofibrosis PBMCs
- Inhibition of late-stage megakaryocytic maturation in cultures derived from both myelofibrosis and normal PBMCs

Overall Conclusion

- Imetelstat selectively inhibits malignant megakaryocyte progenitors thought to be responsible for elevated platelet count in ET and hypercellularity, fibrosis and dysfunctional hematopoiesis in myelofibrosis

ASH 2014 Abstract# 4592: Imetelstat (GRN163L), a Telomerase Inhibitor Selectively Affects Malignant Megakaryopoiesis in Myeloproliferative Neoplasms (MPN), Iancu-Rubin C, Hoffman R, et al.

in vitro translational study: imetelstat selectively inhibits malignant hematopoiesis in spleens from MF patients

stem cells from myelofibrosis spleens



stem cells from normal cord blood



+/- imetelstat

Effect of imetelstat on hematopoiesis in *in vitro* cultures

Study Results

- Minimal effects on hematopoiesis from normal cord blood
- Selective inhibition of the proliferation of hematopoietic stem cells and myeloid progenitor cells in cultures derived from myelofibrosis spleens
- Preferential depletion of malignant hematopoietic progenitor cells

Overall Conclusion

- Selective *in vitro* activity by imetelstat against MF stem cells and progenitor cells suggests potential ability to restore normal hematopoiesis in patients with myelofibrosis

ASH 2014 Abstract# 1879: Effects of Imetelstat on CD34+ Cells of Patients with Myelofibrosis, Wang X, Hoffman R, *et al.*

essential thrombocythemia
first clinical proof-of-concept



malignant hematopoietic progenitor cells
telomerase
platelets (abnormal)
malignant clone
malignant megakaryocytes

essential thrombocythemia (ET)

100% hematologic response rate (18/18)

- **Durable:** median time on therapy is 14 months (range 3 months – 2.5 years)

88% JAK2V617F molecular response rate (7/8)

- **Deep**: JAK2V617F allele burden reduced by between 72% to 96%
- **Durable:** maintained in 86% (6/7) patients

100% CALR molecular response rate (5/5)

- **CALR** allele burden reduced by between 15% to 55%

Molecular responses suggest effect on underlying malignant progenitor cell clone(s)

Data for primary efficacy analysis October 2013; ASH 2014 Abstract# 408: Monitoring of CALR Allele Burden in Patients with Essential Thrombocythemia Treated with Imetelstat, a Telomerase Inhibitor, Reveals Rapid and Substantial Molecular Responses, Baerlocher G, et al.

pilot study in myelofibrosis

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- Conducted at Mayo Clinic; Principal Investigator: Ayalew Tefferi, M.D.
- Intermediate-2 and high-risk MF patients (n=33)
- Dosing intensity and schedule explored
- Primary efficacy endpoints defined by 2013 IWG criteria[1]

Response category	Criteria	JAK inhibitors
CR: complete remission	Normal cellularity and reversal of bone marrow fibrosis ***and*** Normal peripheral blood counts and smears ***and*** Complete resolution of symptoms and splenomegaly	☐
PR: partial remission	Same as CR without bone marrow response ***or*** Same as CR with bone marrow response but without full recovery of peripheral blood counts	☐
CI: clinical improvement	Anemia, spleen ***or*** symptoms response ***and*** No progressive disease or increase in severity of anemia, thrombocytopenia or neutropenia	☑
spleen response / anemia response / symptoms response	Improvements in splenomegaly, anemia ***or*** symptoms Stabilization of the other criteria ***not*** required	☑

Ruxolitinib[2,3]
41.9% / 28.5% spleen response in COMFORT 1 / COMFORT 2

Duration must be ≥12 weeks to qualify as a response under any category

[1] Tefferi, A et al. Revised response criteria for myelofibrosis: International Working Group-Myeloproliferative neoplasms Research and Treatment (IWG-MRT) and European LeukemiaNet (ELN) consensus report. Blood 122: 1395-1398, 2013
[2] Verstovsek et al, 2012 NEJM 2012;366:799-807
[3] Harrison et al, 2012 NEJM 366:787-798

MF pilot study efficacy results
primary endpoint

Best Response by IWG-MRT	Total (n=33)
Overall Response (CR+PR+CI)	12 (36.4%)
Complete Remission (CR)*	4 (12.1%)
Partial Remission (PR)*	3 (9.1%)
Clinical Improvement (CI) by Anemia	1 (3.0%)
Clinical Improvement (CI) by Spleen	4 (12.1%)
Stable Disease (SD)	21 (63.6%)

CR/PR/CI: 36.4%

CR/PR: 21.2%

*CR (3 Arm A, 1 Arm B); PR (1 Arm A, 2 Arm B)

- All 4 CR patients achieved reversal of bone marrow fibrosis including 3 with complete molecular response
- 3 CR/PR patients who were transfusion dependent at baseline became transfusion independent
- 3 CR/PR patients with splenomegaly at baseline achieved splenic response

ASH 2014 Abstract #634 Imetelstat, a Telomerase Inhibitor, Therapy for Myelofibrosis: A Pilot Study, Tefferi A, et al.

bone marrow in complete remission

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Baseline (December 2012) → **7-months post-imetelstat therapy** (July 2013)


(400x)
(400x)
(400x)
(400x)
Reticulin stain grade 2
Reticulin stain grade 0

Images presented at ASH 2013 as Patient 1-CR.

MF pilot study efficacy results
spleen response & transfusion independence

	Total
Spleen Response (by palpation lasting ≥12 weeks)*	8/23 (34.8%)
Transfusion Dependent Becoming Transfusion Independent	4/13 (30.8%)

Spleen response (by palpation): Response must last at least 12 weeks; baseline splenomegaly that is palpable at 5 – 10 cm, below the left costal margin (LCM), becomes not palpable, OR a baseline splenomegaly that is palpable at >10 cm, below the LCM, decreases by ≥50%

* Median spleen size at baseline 15 cm below the LCM (range 5 – 33 cm)

* 12/23 (52.2%) patients with palpable spleen at baseline achieved at least 50% reduction in palpable spleen size

Transfusion independence: Requires absence of any packed red blood cells (PRBC) transfusions during any consecutive 12-week interval with a hemoglobin level of ≥8.5 g/dL

ASH 2014 Abstract #634 Imetelstat, a Telomerase Inhibitor, Therapy for Myelofibrosis: A Pilot Study, Tefferi A, et al.

MF pilot study
duration of treatment and patient status

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Median duration of treatment: 11 cycles (range 2 – 21)

Median time on treatment:

- CR/PR/CI: 14.3 months (range 6.5 – 18.9)
- Others: 6.9 months (range 1.4 – 16.4)

24 patients (72.7%) have discontinued treatment, mainly because of insufficient response despite stable disease (n=15) or due to disease progression (n=4)

Patient Status and Reason for Treatment Discontinuation	Total (n=33)
On Treatment	9 (27.3%)
Discontinued Treatment:	24 (72.7%)
Stable Disease but "Insufficient Response/Alternative Therapy"	15 (45.5%)
Disease Progression/Relapse	4 (12.1%)
Death[@]	2 (6.1%)
Adverse Event/Side Effects/Complications[¥]	2 (6.1%)
Other Complicating Disease[#]	1 (3.0%)

[@] One death due to upper GI hemorrhage (unrelated to imetelstat per investigator assessment), the other due to intracranial hemorrhage with febrile neutropenia after prolonged myelosuppression (possibly related to imetelstat)

[¥] One case of thrombocytopenia and the other persistent thrombocytopenia

[#] Pre-existing problems with atrial fibrillation

ASH 2014 Abstract #634 Imetelstat, a Telomerase Inhibitor, Therapy for Myelofibrosis: A Pilot Study, Tefferi A, et al.

MF pilot study
patient profile (patient 2* – CR)

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Patient 2: 79 y/o male,
JAKi-naïve post-ET MF, DIPSS+ high risk, 2 prior treatments,
constitutional symptoms, splenomegaly

Partial remission at 1 cycles;
Complete remission at 7 cycles;
Relapsed after dosing interval lengthened to q8w



Platelets (k/uL)
WBC (k/uL)
ANC (k/uL)
Hgb (g/dL)
13 months
q6w
q6w
q6w
q8w
q8w
q8w
Weeks
Gr 1
Gr 2
Gr 3
D1 dose
7.5 mg/kg
9.4 mg/kg

ASH 2014 Abstract #634 Imetelstat, a Telomerase Inhibitor, Therapy for Myelofibrosis: A Pilot Study, Tefferi A, et al.

* Presented at ASH 2013 as Patient 3-CR

MF pilot study
patient 2* exome analysis

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Gene Mutation →
Timepoint / DNA
DNAH9
A2153T G>A
SHKBP1
H248L A>T
PHF6
399_delGT
JAK2
V617F G>T
SF3B1
K666E A>G
Baseline Granulocyte
Baseline Buccal
3 month Granulocyte
13 month Granulocyte
18 month Granulocyte
19 month Granulocyte

- Malignant clone markers identified in PBMCs at baseline and 3 mos post-treatment
- Sanger sequencing used to follow identified malignant clone markers from baseline to 19 mos post-treatment
- Malignant clone markers undetectable 3 mos post-treatment
- Consistent with worsening blood counts, malignant clone markers re-emerge at 13 mos post-treatment upon lengthening dosing interval
- Data suggest imetelstat suppresses underlying malignant clone driving MF disease

ASH 2014 Abstract #634 Imetelstat, a Telomerase Inhibitor, Therapy for Myelofibrosis: A Pilot Study, Tefferi A, et al.

* Presented at ASH 2013 as Patient 3-CR

MF pilot study safety results
all grade ≥3 hematologic toxicities

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Cytopenias are the main dose-limiting toxicity which appear to be manageable with dose modification and retreatment guidelines

	Worst CTC Grade	Arm A (n=19)	Arm B (n=14)	Total (n=33)
Thrombocytopenia	3	8 (42.1%)	1 (7.1%)	9 (27.3%)
	4	2 (10.5%)	5 (35.7%)	7 (21.2%)
Neutropenia	3	4 (21.1%)	2 (14.3%)	6 (18.2%)
	4	2 (10.5%)	4 (28.6%)	6 (18.2%)
Anemia	3	7 (36.8%)	9 (64.3%)	16 (48.5%)
	4	–	–	–
Leukopenia	3	3 (15.8%)	6 (42.9%)	9 (27.3%)
	4	2 (10.5%)	1 (7.1%)	3 (9.1%)

Hematologic toxicity is defined as worsening in CTC grade after baseline

ASH 2014 Abstract #634 Imetelstat, a Telomerase Inhibitor, Therapy for Myelofibrosis: A Pilot Study, Tefferi A, et al.

MF pilot study safety results
prolonged myelosuppression

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Prolonged myelosuppression (Grade 4 cytopenias lasting ≥4 weeks) observed in a small number of patients who received weekly dosing

		Arm A (n=19)	Arm B (n=14)	Total (n=33)
G3/4 Lab Lasted 4 Weeks	Thrombocytopenia	5 (26.3%)	3 (21.4%)	8 (24.2%)
	Neutropenia	1 (5.3%)	2 (14.3%)	3 (9.1%)
	Either	5 (26.3%)	5 (35.7%)	10 (30.3%)
G4 Lab Lasted ≥4 Weeks	Thrombocytopenia	–	1 (7.1%)	1 (3.0%)
	Neutropenia	1 (5.3%)	1 (7.1%)	2 (6.1%)
	Either	1 (5.3%)	2 (14.3%)	3 (9.1%)

ASH 2014 Abstract #634 Imetelstat, a Telomerase Inhibitor, Therapy for Myelofibrosis: A Pilot Study, Tefferi A, et al.

key conclusions

Data continues to suggest that imetelstat has disease-modifying activity in MF

- Unprecedented remissions (CR+PR) by IWG-MRT criteria observed
  - 21.2 % (7/33) remission rate (4 CR and 3 PR)
  - All 4 CR patients experienced reversal of bone marrow fibrosis including 3 with complete molecular response
- Remissions are durable (median 11.1 months; range 6.9 – 16.2 as of Sept 10, 2014)
- Overall response (CR+PR+CI) rate of 36.4% (12/33)

Myelosuppression is the principal dose-limiting toxicity

- Believed to be an on-target effect on progenitor cells
- Clinically manageable through dose hold rules and dose modifications

No new safety signals have been observed

The potential association between patient response and specific mutations warrant further exploration in future studies

acute myelogenous leukemia (AML)
disease characteristics and unmet medical need


leukemic progenitor cells
telomerase
blast crisis
leukemic stem cell
blasts (immature cells)

AML disease characteristics

- Proliferation of blasts (immature cells) leads to blast crisis which overwhelms normal hematopoiesis
- Telomerase is a key mediator of leukemic stem cell (LSC) survival and function
- LSCs responsible for chemotherapy resistance and disease relapse


blasts

Unmet medical need in AML

- Incidence: ~13,000/yr in the US*
- Mortality: ~10,500/yr in the US#
- For patients >60 yrs old, survival ~10%
- Current treatment comprised of chemotherapy (anthracycline plus cytarabine) which is largely unchanged for 40 yrs
- Despite initial response to chemotherapy, most patients relapse$
- Relapsed disease is incurable with standard therapy


Rate (per 100,000)
45
40
35
30
25
20
15
10
5
0
5-9
15-19
25-29
35-39
45-49
55-59
65-69
75-79
85+
Incidence—males
Incidence—females
Mortality—males
Mortality—females

Figure B.2b: Acute myeloid leukaemia incidence and mortality rates(K) by age at diagnosis, 2007

* NCI SEER database www.cancer.org/cancer; # AIHW Cancer statistics; $ Leukemia; 2010:1751-9

potential clinical application of
imetelstat in AML

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Anti-leukemic stem cell activity in preclinical study provide strong rationale for application of imetelstat in AML[#]

- Imetelstat can be used to target telomerase and deplete LSCs
- Anti-leukemic stem cell activity observed in AML xenograft mice from various AML subtypes suggesting disease-modifying activity in AML by targeting LSCs
- Imetelstat prevents disease relapse after doxorubicin chemotherapy in AML xenograft mice



Percent survival
100
50
0
pbs + saline
imetelstat + saline
pbs + doxo
imetelstat + doxo
0
20
40
60
80
100
Days post-transplant

[#] Bruedigm et al., Cell Stem Cell 2014

partnership with Janssen
exclusive worldwide collaboration for imetelstat

janssen

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First Stage

Phase 2 MF study

Final Read-Out

Phase 2 MDS study[#]

- Janssen to execute Phase 2 MF and Phase 2 MDS studies
- Janssen to provide Continuation Decision upon final read-out of Phase 2 MF study

First Stage Economics	
Cost Share	50% Geron 50% Janssen
Upfront	$35M

Continuation Stage

Phase 3: MF, MDS
Phase 2,3: AML

Phase 2: Additional exploratory indications

- Geron has Opt-In right to share further US development and promotion costs
- Under Opt-In, Geron may co-promote by providing 20% of US sales force in lieu of paying 20% promotion costs

Continuation Stage Economics

	Opt-In	Opt-Out
Cost Share	20% Geron 80% Janssen	100% Janssen
Continuation/US Rights Fee	$65M	$135M
Dev/Reg Milestones	up to $470M	up to $415M
Sales Milestones	up to $350M	up to $350M
Royalty % Tier*	Mid-teens to low twenties	Double digit to mid-teens

* Calculated on worldwide net sales in any countries where regulatory exclusivity exists or there are valid claims under patent rights exclusively licensed to Janssen

[#]Results from pilot study in MDS at Mayo Clinic (n=9) to be presented at a medical conference in 2015

upcoming events

Event	Timing
MDS-RARS data from Mayo Clinic	Presentation expected at 2015 medical conference
Initiation of Phase 2 MF study	Expected start mid-2015
Initiation of Phase 2 MDS study	Expected start end 2015

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well-positioned for future growth

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Imetelstat: a novel and transformative oncology product candidate

- First telomerase inhibitor in clinical development
- Disease-modifying activity suggested by clinical data in ET (ASH 2012) and MF (ASH 2013 and 2014)
- Translational studies demonstrate selective effects on malignant hematopoiesis and megakaryopoiesis in MF (ASH 2014)
- Anti-leukemic stem cell activity in preclinical study provide strong rationale for application in AML (ASH 2014)

Strategic partnership with Janssen for worldwide imetelstat development and commercialization

- Janssen – extensive portfolio of products; deep expertise in hematologic malignancies
- Broad development plan for MF, MDS and AML as primary indications
  - Phase 2 MF study (expected start mid-2015)
  - Phase 2 MDS study (expected start end 2015)
- Joint governance committee oversight

Strong financial position

- ~$170M in cash and investments as of December 31, 2014 (includes receipt of $35M initial payment from Janssen)
- Potential collaboration cash flows: development, regulatory and sales milestones up to $900M; royalty tier % up to low twenties
- Collaboration expected to be self-funding
  - $35M initial payment expected to cover Geron's 50% share of Phase 2 MF and MDS study costs
  - Success-based continuation, milestone and royalty payments expected to cover future cost-sharing obligations

Foundation for future growth

- Imetelstat primed to maximize value creation
- Financial ability to diversify through future acquisitions of new products, programs or companies

ET = essential thrombocythemia; MF = myelofibrosis; MDS = myelodysplastic syndromes; AML = acute myelogenous leukemia; ASH = American Society of Hematology Annual Meeting